Exhibit 32.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rivoli BanCorp, Inc. (the "Company") on Form 10-QSB for the quarterly period ended September 30, 2003 as filed with the Securities Exchange Commission on the date hereof (the "Report"), the undersigned, J. Patrick McGoldrick, President and Chief Executive Officer of the Company, and Geraldine R. Bolen, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/  J. Patrick McGoldrick
      --------------------------------------
      J. Patrick McGoldrick
      President and Chief Executive Officer
      November 13, 2003

      /s/  Geraldine R. Bolen
      --------------------------------------
      Geraldine R. Bolen
      Chief Financial Officer
      November 13, 2003


This certification accompanies the Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.